Exhibit 10(tt)

[COMPANY LETTERHEAD]

TENET HEALTHCARE 2019 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS
FOR INITIAL GRANT TO DIRECTORS
The Compensation Committee (the ”Committee”) of the Board of Directors (the “Board”) of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2019 Stock Incentive Plan, as such may be amended from time to time (the “Plan”) to make awards of restricted stock units ("RSUs") and to determine the terms of such RSUs.

Effective on [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), RSUs subject to the terms and conditions in this certificate (the “Certificate”) and the Plan, which terms are incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You RSUs representing [Number of Shares Granted] Shares in consideration for Your initial election or appointment to the Board.

2.
Vesting and Settlement. The RSUs are 100 percent vested as of the Grant Date and will be settled in Shares upon Your termination of service on the Board. Settlement will occur within 60 days of Your termination of service. Upon settlement, You will recognize ordinary income and taxes will be due.

3.	Change in Control. In the event of a Change in Control the following provisions will apply:

●
In the event of a Change in Control (other than the liquidation or dissolution of the Company which is approved by a majority of its shareholders) (i.e., a 409A compliant change in control) the RSUs will be settled within 60 days of the Change in Control.

●
In the event of a Change in Control in which a liquidation or dissolution of the Company is approved by a majority of its shareholders (i.e., a non-409A compliant change in control), the RSUs will be converted to cash equal to the value of the RSUs immediately prior to the Change in Control and paid within 60 days of Your termination of service on the Board.

4.
Rights as Shareholder. You will not have any rights of a shareholder prior to the settlement of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares or cash distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting and settlement schedule as the underlying RSUs.

5.	Transferability. Unless otherwise permitted pursuant to Section 12.3 of the Plan, the RSUs may not be transferred, assigned or made subject to any encumbrance, pledge, or charge.

6.
Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

7.	No Continued Service. Nothing in this Certificate will confer upon You any right to continue in the service of the Company as a member of the Board.

8.
Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

9.
Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

10.
Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company's Corporate Secretary at the Company's principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

11.
Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

12.
Entire Understanding. This Certificate and the Plan embody the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

13.	Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada.

[COMPANY LETTERHEAD]

TENET HEALTHCARE 2019 STOCK INCENTIVE PLAN
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS
FOR ANNUAL GRANT TO DIRECTORS
The Human Resources Committee (the ”Committee”) of the Board of Directors (the “Board”) of Tenet Healthcare Corporation (the “Company”) is authorized under the Company’s 2019 Stock Incentive Plan, as such may be amended from time to time (the “Plan”) to make awards of restricted stock units ("RSUs") and to determine the terms of such RSUs.
Effective on [Grant Date] (the “Grant Date”), the Committee granted you, [Participant Name] (“You”), RSUs subject to the terms and conditions in this certificate (the “Certificate”) and the Plan, which terms are incorporated herein by this reference. Each capitalized term not otherwise defined herein will have the meaning given to such term in the Plan.

1.	Grant. The Committee has granted You RSUs representing [Number of Shares Granted] Shares in consideration for your service on the Board.

2.
Vesting and Settlement. The RSUs are 100 percent vested as of the Grant Date and, unless You elect to defer settlement pursuant to Section 4 below, will be settled in Shares upon the third anniversary of the Grant Date, or upon your death or disability (as defined under section 409A(a)(2)(C)(ii) of the Internal Revenue Code), if earlier. Upon settlement, You will recognize ordinary income and taxes will be due.

3.	Change in Control. In the event of a Change in Control the following provisions will apply:

●
In the event of a Change in Control (other than the liquidation or dissolution of the Company which is approved by a majority of its shareholders) (i.e., a 409A compliant change in control) the RSUs will be settled within 60 days of the Change in Control.

●
In the event of a Change in Control in which a liquidation or dissolution of the Company is approved by a majority of its shareholders (i.e., a non-409A compliant change in control), the RSUs will be converted to cash equal to the value of the RSUs immediately prior to the Change in Control and paid on the third anniversary of the Grant Date.

4.
Deferral of RSUs. You may elect to defer the settlement of Your RSUs for a period of five years from the date such RSUs would otherwise be settled; provided, that Your deferral election is made and has been in effect for at least 12 months before the date on which such RSUs would otherwise be settled. Any such deferral will be made pursuant to the terms of a separate deferred compensation plan adopted by the Company for this purpose. Settlement of the deferred RSUs will be made in accordance with the terms of such deferred compensation plan.

5.
Rights as Shareholder. You will not have any rights of a shareholder prior to the settlement of the RSUs, at which time You will have all of the rights of a shareholder with respect to the Shares received, including the right to vote those Shares and receive all dividends and other distributions, if any, paid or made with respect thereto. Any Shares or cash distributed as dividends with respect to the Shares subject to the RSUs will be subject to the same vesting, settlement and deferral schedule as the underlying RSUs.

6.	Transferability. Unless otherwise permitted pursuant to Section 12.3 of the Plan, the RSUs may not be transferred, assigned or made subject to any encumbrance, pledge, or charge.

7.
Effect on Other Employee Benefit Plans. The value of the RSUs evidenced by this Certificate will not be included as compensation, earnings, salaries, or other similar terms used when calculating Your benefits under any employee benefit plan sponsored by the Company or a Subsidiary, except as such plan otherwise expressly provides.

8.	No Continued Service. Nothing in this Certificate will confer upon You any right to continue in the service of the Company as a member of the Board.

9.
Amendment. By written notice to You, the Committee reserves the right to amend the Plan or the provisions of this Certificate provided that no such amendment will impair in any material respect Your rights under this Certificate without Your consent except as required to comply with applicable securities laws or Section 409A of the Internal Revenue Code.

10.
Severability. If any term or provision of this Certificate is declared by any court or government authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any term or provision of this Certificate not declared to be unlawful or invalid. Any term or provision of this Certificate so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to such term or provision to the fullest extent possible while remaining lawful and valid.

11.
Construction. A copy of the Plan has been made available to You and additional copies of the Plan are available upon request to the Company's Corporate Secretary at the Company's principal executive office during normal business hours. To the extent that any term or provision of this Certificate violates or is inconsistent with an express term or provision of the Plan, the Plan term or provision shall govern and any inconsistent term or provision in this Certificate shall be of no force or effect.

12.
Binding Effect and Benefit. This Certificate shall be binding upon and, subject to the terms and conditions hereof, inure to the benefit of the Company, its successors and assigns, and You and Your successors and assigns.

13.
Entire Understanding. This Certificate and the Plan embody the entire understanding and agreement of the Company and You in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind the Company or You.

14.	Governing Law. This Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada.